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SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
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☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material pursuant to Rule 14a-11(c) or Rule 14a-12
Protective Investment Company
(Name of Registrant as Specified in its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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PROTECTIVE LIFE INSURANCE COMPANY

2801 Highway 280 South
Birmingham, Alabama 35223

October    , 2003

Dear Contract Owner:

        We are writing to notify you that a special meeting of the shareholders of the Protective Global Income Fund (the "Global Income Fund"), a separate investment portfolio of Protective Investment Company (the "Company"), will be held on December [2], 2003, at 10 a.m. Central Time at the Protective Life Corporation Building, 2nd floor, Training Room A, 2801 Highway 280 South, Birmingham, Alabama 35223 (the "Meeting"). Although separate accounts ("Accounts") of Protective Life Insurance Company ("PLICO") and Protective Life and Annuity Insurance Company ("PLAICO") are the only shareholders of the Global Income Fund, as an owner of record of a variable annuity contract or variable life insurance contract (each, a "variable contract") investing in the Global Income Fund, you have the right to instruct PLICO as to the manner in which shares of the Global Income Fund attributable to your variable contract should be voted.

        As is more fully explained in the accompanying proxy statement, at the Meeting, shareholders of the Global Income Fund will be asked to consider a proposed plan to liquidate the Global Income Fund and distribute the liquidation proceeds to the Global Income Fund's shareholders (the "Plan of Liquidation").

        Under the Plan of Liquidation, the Global Income Fund will, by the liquidation date, (1) sell its portfolio securities for cash or permit them to mature and reduce any other assets to cash or cash equivalents, (2) pay any liabilities, and (3) distribute any realized capital gains and net investment income in the form of dividends. The Plan of Liquidation provides that as of the liquidation date, the Global Income Fund will: (1) distribute its assets to its shareholders by redeeming their shares for cash, (2) wind up its operations, and (3) terminate its existence. Immediately following the distribution of liquidation proceeds to shareholders, PLICO and PLAICO will reinvest the cash proceeds distributed to each of their Accounts by transferring the proceeds from the subaccounts that held shares of the Global Income Fund to other subaccounts. With respect to each variable contract, PLICO will transfer contract value from the subaccount(s) that held shares of the Global Income Fund to alternative subaccounts available under the variable contract pursuant to the owner's prior instructions. For variable contracts as to which the owner has not provided transfer instructions, PLICO will transfer contract value to the subaccount that invests in shares of the Oppenheimer Variable Account Funds — Strategic Bond Fund/VA. Therefore, a second reason that we are writing to you is to ask that you fill out the enclosed Transfer Request Form and return it to us in order that we may transfer your contract value currently invested in the Global Income Fund to another investment option or options under your variable contract.

        The proposed liquidation of the Global Income Fund is described in detail in the accompanying proxy statement, but here are some facts about the liquidation that may be useful to you as you vote:

  1.
  A liquidation of the Global Income Fund will have no impact on your right to transfer contract values among and between other investment options offered under your variable contract. You may transfer contract value out of any subaccount investing in the Global Income Fund free of any otherwise applicable transfer charge at any time without that transfer counting as one of a limited number of transfers permitted during any period or transfers permitted during any period free of charge. Likewise, for thirty days following the liquidation, you may transfer contract value out of the subaccount investing in the Oppenheimer Variable Account Funds — Strategic Bond Fund/VA free of any otherwise applicable transfer charge and without that transfer counting as one of a limited number of transfers permitted during any period or transfers permitted during any period free of charge.

  2.
  A liquidation of the Global Income Fund will not alter your rights or the obligations of PLICO under your variable contract.

  3.
  A liquidation of the Global Income Fund, as well as contract value transfers in anticipation of or subsequent to a liquidation, will not create federal income tax liability for you in connection with your variable contract.

        In the course of a review of its business, Protective Life Corporation, the parent of the investment adviser of the Global Income Fund, Protective Investment Advisors, Inc., concluded that it should concentrate on its core insurance business and not continue its line of business of managing open-end management investment companies ("funds"). The Global Income Fund does not have a portfolio or investment style that is substantially similar to any of the other funds which are offered as investment options under the variable contracts. Consequently, after carefully considering the merits of the proposal, the board of directors determined that it is in the best interests of the Global Income Fund and its shareholders, and in the best interests of the variable contract owners indirectly invested in the Global Income Fund, to liquidate the Global Income Fund. Among the factors considered by the board of directors in reaching this conclusion was the fact that variable contract owners are encouraged to provide prior instructions as to transferring contract value to alternative investment options and the fact that, if a contract owner does not provide instructions, a default transfer option would be available that offers contract owners a similar investment objective and strategies with no adverse tax consequences. Thus, the board of directors unanimously recommends that you vote in favor of the proposal.

        As a contract owner, you are being asked to provide your voting instructions on this proposal. The attached proxy materials provide more information about the Plan of Liquidation and a voting instruction form is enclosed. Please indicate your instructions on the voting instruction form and return it at your earliest convenience. In addition, please complete the enclosed Transfer Request Form to provide us with instructions as to transferring contract value with respect to the Global Income Fund to alternative investment options offered by your variable contract.

        Your voting instructions on this proposal are important. Please provide your voting instructions as soon as possible to save the expense of additional solicitations. You may cast your vote by: (1) filling out the enclosed voting instruction form and returning it to us, (2) using the toll-free telephone voting facility (1-800-      -        ), or (3) visiting our internet website https://                    .com. If we do not receive your voting instructions as the Meeting date approaches, we or our solicitation firm may contact you to obtain your voting instructions. If you have any questions about the proxy materials or need assistance, please call 1-800-###-####.

        We look forward to receiving your voting instructions. Thank you for your attention to this matter.

                      Sincerely,

                      [Name]
                      [Title]

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

2801 Highway 280 South
Birmingham, Alabama 35223

October    , 2003

Dear Contract Owner:

        We are writing to notify you that a special meeting of the shareholders of the Protective Global Income Fund (the "Global Income Fund"), a separate investment portfolio of Protective Investment Company (the "Company"), will be held on December [2], 2003, at 10 a.m. Central Time at the Protective Life Corporation Building, 2nd floor, Training Room A, 2801 Highway 280 South, Birmingham, Alabama 35223(the "Meeting"). Although separate accounts ("Accounts") of Protective Life Insurance Company ("PLICO") and Protective Life and Annuity Insurance Company ("PLAICO") are the only shareholders of the Global Income Fund, as an owner of record of a variable annuity contract or variable life insurance contract (each, a "variable contract") investing in the Global Income Fund, you have the right to instruct PLAICO as to the manner in which shares of the Global Income Fund attributable to your variable contract should be voted.

        As is more fully explained in the accompanying proxy statement, at the Meeting, shareholders of the Global Income Fund will be asked to consider a proposed plan to liquidate the Global Income Fund and distribute the liquidation proceeds to the Global Income Fund's shareholders (the "Plan of Liquidation").

        Under the Plan of Liquidation, the Global Income Fund will, by the liquidation date, (1) sell its portfolio securities for cash or permit them to mature and reduce any other assets to cash or cash equivalents, (2) pay any liabilities, and (3) distribute any realized capital gains and net investment income in the form of dividends. The Plan of Liquidation provides that as of the liquidation date, the Global Income Fund will: (1) distribute its assets to its shareholders by redeeming their shares for cash, (2) wind up its operations, and (3) terminate its existence. Immediately following the distribution of liquidation proceeds to shareholders, PLICO and PLAICO will reinvest the cash proceeds distributed to each of their Accounts by transferring the proceeds from the subaccounts that held shares of the Global Income Fund to other subaccounts. With respect to each variable contract, PLAICO will transfer contract value from the subaccount(s) that held shares of the Global Income Fund to alternative subaccounts available under the variable contract pursuant to the owner's prior instructions. For variable contracts as to which the owner has not provided transfer instructions, PLAICO will transfer contract value to the subaccount that invests in shares of the Oppenheimer Variable Account Funds — Strategic Bond Fund/VA. Therefore, a second reason that we are writing to you is to ask that you fill out the enclosed Transfer Request Form and return it to us in order that we may transfer your contract value currently invested in the Global Income Fund to another investment option or options under your variable contract.

        The proposed liquidation of the Global Income Fund is described in detail in the accompanying proxy statement, but here are some facts about the liquidation that may be useful to you as you vote:

  1.
  A liquidation of the Global Income Fund will have no impact on your right to transfer contract values among and between other investment options offered under your variable contract. You may transfer contract value out of any subaccount investing in the Global Income Fund free of any otherwise applicable transfer charge at any time without that transfer counting as one of a limited number of transfers permitted during any period or transfers permitted during any period free of charge. Likewise, for thirty days following the liquidation, you may transfer contract value out of the subaccount investing in the Oppenheimer Variable Account Funds — Strategic Bond Fund/VA free of any otherwise applicable transfer charge and without that transfer counting as one of a limited number of transfers permitted during any period or transfers permitted during any period free of charge.

  2.
  A liquidation of the Global Income Fund will not alter your rights or the obligations of PLAICO under your variable contract.

  3.
  A liquidation of the Global Income Fund, as well as contract value transfers in anticipation of or subsequent to a liquidation, will not create federal income tax liability for you in connection with your variable contract.

        In the course of a review of its business, Protective Life Corporation, the parent of the investment adviser of the Global Income Fund, Protective Investment Advisors, Inc., concluded that it should concentrate on its core insurance business and not continue its line of business of managing open-end management investment companies ("funds"). The Global Income Fund does not have a portfolio or investment style that is substantially similar to any of the other funds which are offered as investment options under the variable contracts. Consequently, after carefully considering the merits of the proposal, the board of directors determined that it is in the best interests of the Global Income Fund and its shareholders, and in the best interests of the variable contract owners indirectly invested in the Global Income Fund, to liquidate the Global Income Fund. Among the factors considered by the board of directors in reaching this conclusion was the fact that variable contract owners are encouraged to provide prior instructions as to transferring contract value to alternative investment options and the fact that, if a contract owner does not provide instructions, a default transfer option would be available that offers contract owners a similar investment objective and strategies with no adverse tax consequences. Thus, the board of directors unanimously recommends that you vote in favor of the proposal.

        As a contract owner, you are being asked to provide your voting instructions on this proposal. The attached proxy materials provide more information about the Plan of Liquidation and a voting instruction form is enclosed. Please indicate your instructions on the voting instruction form and return it at your earliest convenience. In addition, please complete the enclosed Transfer Request Form to provide us with instructions as to transferring contract value with respect to the Global Income Fund to alternative investment options offered by your variable contract.

        Your voting instructions on this proposal are important. Please provide your voting instructions as soon as possible to save the expense of additional solicitations. You may cast your vote by: (1) filling out the enclosed voting instruction form and returning it to us, (2) using the toll-free telephone voting facility (1-800-      -        ), or (3) visiting our internet website https://                    .com. If we do not receive your voting instructions as the Meeting date approaches, we or our solicitation firm may contact you to obtain your voting instructions. If you have any questions about the proxy materials or need assistance, please call 1-800-###-####.

        We look forward to receiving your voting instructions. Thank you for your attention to this matter.

                      Sincerely,

                      [Name]
                      [Title]

PROTECTIVE INVESTMENT COMPANY
2801 Highway 280 South
Birmingham, Alabama 35223

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
October    , 2003

        To owners of variable annuity contracts and variable life insurance contracts issued by Protective Life Insurance Company ("PLICO") or Protective Life and Annuity Insurance Company ("PLAICO") entitled to give voting instructions in connection with separate accounts of PLICO or PLAICO.

        Notice is hereby given that a special meeting of the shareholders (the "Meeting") of the Protective Global Income Fund (the "Global Income Fund"), an investment portfolio of the Protective Investment Company, will be held on December [2], 2003 at the Protective Life Corporation Building, 2nd floor, Training Room A, 2801 Highway 280 South, Birmingham, Alabama 35223, at 10:00 a.m. Central Time.

        The Meeting will be held for the following purposes:

  1.
  To approve or disapprove a Plan of Liquidation to liquidate the assets of the Global Income Fund and distribute the liquidation proceeds to the Global Income Fund's shareholders as described in the accompanying proxy statement; and

  2.
  To transact such other business as may properly come before the Meeting or any adjournment(s) thereof.

        Separate accounts of PLICO and PLAICO are the only shareholders of the Global Income Fund. However, PLICO and PLAICO hereby solicit and agree to vote the shares of the Global Income Fund at the Meeting in accordance with timely instructions received from owners of the variable annuity contracts and variable life insurance contracts ("variable contracts") having contract values allocated to a separate account invested in such shares.

        As a variable contract owner of record at the close of business on September 30, 2003, you have the right to instruct PLICO or PLAICO as to the manner in which shares of the Global Income Fund attributable to your variable contract should be voted. To assist you in giving your instructions, a Voting Instruction Form is enclosed that reflects the number of shares of the Global Income Fund for which you are entitled to give voting instructions. In addition, a Proxy Statement is attached to this Notice and describes the matters to be voted upon at the Meeting or any adjournment(s) thereof.

        YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED VOTING INSTRUCTION FORM AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE PREPAID ENVELOPE.

                      By Order of the Board of Directors

                      Steve M. Callaway
                       Secretary

Birmingham, Alabama
October [ ], 2003

PROTECTIVE INVESTMENT COMPANY
2801 Highway 280 South
Birmingham, Alabama 35223

October , 2003

PROXY STATEMENT

        This Proxy Statement is being furnished on behalf of the board of directors of Protective Investment Company (the "Company") by Protective Life Insurance Company ("PLICO") and Protective Life and Annuity Insurance Company ("PLAICO") to owners of variable annuity contracts and variable life insurance contracts ("owners") issued by PLICO or PLAICO and having contract values on the record date allocated to a separate account of PLICO or PLAICO invested in shares representing an interest in the Protective Global Income Fund, an investment portfolio of the Company (the "Global Income Fund").

        This Proxy Statement is being furnished in connection with the solicitation of voting instructions from owners of such variable annuity contracts or variable life insurance contracts ("variable contracts") for use at the special meeting (the "Meeting") of the shareholders of the Global Income Fund. The Meeting is to be held on December [2], 2003, at 10:00 a.m. Central Time, Birmingham, Alabama time, at the offices of Protective Life Corporation in the 2nd Floor, Training Room A, 2801 Highway 280 South, Birmingham, Alabama for the purposes set forth below and in the accompanying Notice of the Meeting. The approximate mailing date of this Proxy Statement and Voting Instruction Form is October [    ], 2003.

        The costs of the Meeting, including the solicitation of voting instructions, will be paid by Protective Investment Advisors, Inc. ("PIA"), the investment adviser of the Global Income Fund. In addition to the use of the mails, voting instructions may be solicited, in person or by telephone, by officers of the Company and regular employees and representatives of PIA, PLICO, PLAICO or their affiliates, who will not be separately compensated therefor.

        At the Meeting, shareholders will be asked:

  1.
  To approve or disapprove a Plan of Liquidation to liquidate the assets of the Global Income Fund and distribute the liquidation proceeds to the Global Income Fund's shareholders as described herein; and

  2.
  To transact such other business as may properly come before the Meeting or any adjournment(s) thereof.

        The Company is a Maryland corporation organized in 1993 and issues six separate series of shares, each series representing a fractional undivided interest in a particular investment portfolio. The Company is registered with the U.S. Securities and Exchange Commission (the "SEC") as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act").

        Earlier this year, each owner received the Company's 2002 Annual Report to shareholders and the Company's most recent Semi-Annual Report to shareholders. Additional copies of these reports also are available without charge by calling PLICO or PLAICO at 1-800                 , or writing to them at 2801 Highway 280 South, Birmingham, Alabama 35223.

GENERAL VOTING INFORMATION

        Separate accounts ("Accounts") of PLICO and PLAICO are the only shareholders of the Global Income Fund. PLICO and PLAICO will vote the Global Income Fund shares at the Meeting in accordance with the instructions timely received from persons entitled to give voting instructions under variable contracts funded through the Accounts. Owners (and in some cases annuitants and/or beneficiaries) have the right to instruct PLICO or PLAICO as to the number of shares (and fractional shares) that, when added together, have an aggregate value on the record date equal to the contract value on the record date under that owner's variable contract allocated to the subaccount of each Account holding the shares of the Global Income Fund.

        PLICO and PLAICO will vote shares attributable to variable contracts as to which no voting instructions are received in proportion (for, against or abstain) to those for which instructions are timely received. PLICO and PLAICO also will vote shares not attributable to variable contracts (i.e., representing accrued fees payable to PLICO or PLAICO) in proportion to those for which instructions are received from variable contract owners. If a Voting Instruction Form is received that does not specify a choice, PLICO and PLAICO will consider its timely receipt as an instruction to vote in favor of the proposal. Consistent with the foregoing, voting instructions to abstain and broker "non-votes" (voting instructions from brokers or other nominees indicating that they have not received instructions from the owner or other persons entitled to give voting instructions) will effectively be votes against the proposal. In certain circumstances, PLICO and PLAICO have the right to disregard voting instructions from certain owners. PLICO and PLAICO do not believe that these circumstances exist with respect to matters currently before shareholders and owners. Owners may revoke voting instructions given to PLICO and PLAICO at any time prior to the Meeting by notifying PLICO, PLAICO or the Secretary of the Company in writing.

        Each share of the Company's outstanding common stock is entitled to one vote for each dollar of net asset value represented by that share. Fractional votes are counted. The shares have noncumulative voting rights. The board of directors of the Company has fixed September 30, 2003 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting (the "Record Date") and the number of shares held by each.

        Approval of the Plan of Liquidation requires the affirmative vote of two-thirds or more of the outstanding votes eligible to be cast at the Meeting.

Shareholder Information

        As of the close of business on the Record Date, there were                shares of the Global Income Fund outstanding, with each such share having a net asset value of $    .    and being worth                votes.

        [To the knowledge of the Company, PLICO and PLAICO, no person has the right to instruct PLICO or PLAICO with respect to more than 5% of the votes attributable to shares of the Global Income Fund.]

        [The following table sets forth, as of the Record Date, the number of shares of the Global Income Fund beneficially held by each owner known by the Company, PLICO or PLAICO to have the right to instruct PLICO or PLAICO as to more than 5% of the votes attributable to outstanding shares of the Global Income Fund:

Name and Address of Owner	Type of Ownership	Percentage of Global Income Fund

]

        As of the Record Date, the directors and officers of the Company, as a group, beneficially owned less than 1% of the outstanding shares of the Global Income Fund.

Solicitation of Voting Instructions

        Voting instructions are being solicited by mail. Additional solicitations may be made by telephone or facsimile or by personal contact by officers or employees of PLICO or PLAICO or their affiliates or by proxy soliciting firms retained by them. In addition, PLICO or PLAICO may reimburse persons holding shares in their names or names of their nominees for expenses incurred in forwarding solicitation material to their shareholders. The cost of the solicitation will be borne by PIA. OppenheimerFunds, Inc. ("Oppenheimer"), the investment adviser to the Oppenheimer Variable Account Funds—Strategic Bond Fund/VA, may reimburse PIA for certain of these expenses.

        [Owners also may vote by telephone by calling 1-      -      -        and following the instructions or by visiting PLICO's and PLAICO's voting agent's website https:/                           .com and following the instructions. PLICO's and PLAICO's voting agent may use reasonable procedures (such as requiring an identification number) to verify the authenticity of voters using the telephone or website voting facilities. Your voting authentication number is found on the accompanying Voting Instruction Form.]

Quorum

        The presence, in person or by proxy, of the holders of one-third of the outstanding votes of the Global Income Fund eligible to be cast at the close of business on the Record Date constitute a quorum for the Meeting. However, because PLICO and PLAICO hold of record all the outstanding shares of the Global Income Fund, all such shares will be present at the Meeting.

Adjournments

        In the event that sufficient votes to approve a proposal are not received, PLICO and PLAICO may propose one or more adjournments of the Meeting to permit further solicitation of voting instructions. Any such adjournment will require an affirmative vote by the holders of a majority of the votes eligible to be cast and present at the Meeting. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to owners with respect to the reasons for the solicitation. Generally, votes cast in favor of a proposal will be voted in favor of adjournment while votes cast against a proposal will be voted against adjournment. PLICO and PLAICO will vote upon such adjournment after consideration of the best interests of all owners.

THE PROPOSAL

Summary

        The board of directors of the Company has approved the Plan of Liquidation, a form of which is attached to this Proxy Statement as Appendix A, pursuant to which the Global Income Fund would be liquidated and the liquidation proceeds distributed to the appropriate Accounts.

        The proposed liquidation, if consummated, would result in: (1) the liabilities (if any) of the Global Income Fund being paid by the Global Income Fund, (2) the assets of the Global Income Fund being sold for cash or permitted to mature, and (3) the reduction of any other assets to cash or cash equivalents, followed by the distribution of the liquidation proceeds to Accounts of PLICO and Accounts of PLAICO in proportion to their share ownership in the Global Income Fund. After the distribution of the liquidation proceeds, the Company would terminate the Global Income Fund's existence. As to the proposed liquidation, PLICO and PLAICO each intend to arrange for the transfer (as described below) of liquidation proceeds distributed to its Accounts from subaccounts invested in the Global Income Fund to subaccounts investing in other funds available as investment options under the variable contracts issued through that Account. Consequently, if owners vote to approve the proposed liquidation, the Global Income Fund will be liquidated and PLICO and PLAICO will reinvest the liquidation proceeds applicable to each owner's interest in the Global Income Fund by purchasing shares of another fund available as an investment option available under the owner's variable contract.

Reasons for the Proposed Liquidation

        Protective Life Corporation ("Protective Life"), the parent of PIA, in the course of a review of its business, concluded that it should concentrate on its core insurance business and not continue, through PIA, in the business of managing open-end management investment companies ("funds"). The Company is PIA's only fund client. In the aggregate, the six investment portfolios of the Company (the Global Income Fund and the five other portfolios) at June 30, 2003 had assets of approximately $610,000,000. Managing funds in an efficient and profitable manner requires significant assets per portfolio and in the aggregate. It has become increasingly difficult for a relatively small fund operation such as that managed by PIA to compete. As a consequence, PIA has had to reimburse all six investment portfolios for a considerable portion of their expenses in order to maintain their viability as investment options under the variable contracts.

        Protective Life evaluated the capital investment that would be required of it or PIA to achieve an asset base sufficient to achieve economies of scale and determined that the best investment of its resources would not be in expanding the fund assets under PIA's management. Rather, Protective Life determined that it should continue to focus its efforts and resources in the various lines of insurance which form its primary business. In addition, Protective Life determined that it was unwilling to continue reimbursing the Global Income Fund's expenses and that PIA would cease the current reimbursement of certain expenses of the six investment portfolios, including the Global Income Fund, at the end of the year.

        Protective Life also considered that, as a practical matter, the variable contracts are limited in the number of fund investment options that each can offer and, therefore, it was appropriate to eliminate as an investment option a fund, such as the Global Income Fund, that is small or appears to have limited appeal to owners in favor of potentially more attractive options to be made available in the future. Protective Life also considered that it was appropriate to permit each owner to select his or her own alternative investment available under his or her variable contract.

        After reaching the decision to withdraw from the fund management business and cease reimbursing certain of the Global Income Fund's expenses, PIA informed the directors of the Company who are not interested persons (as defined in the 1940 Act) of the Company ("independent directors")

of the decision and suggested to the independent directors that one course of action for the Company would be seek shareholder and owner approval to liquidate the Global Income Fund.

Plan of Liquidation

        Under the Plan of Liquidation, the Global Income Fund will, by the liquidation date, (1) sell its portfolio securities for cash or permit them to mature and reduce any other assets to cash or cash equivalents, (2) pay any liabilities, and (3) distribute any net investment income in the form of dividends. The Plan of Liquidation provides that as of the liquidation date, the Global Income Fund will: (1) distribute its assets to shareholders by redeeming their shares for cash, (2) wind up its operations, and (3) terminate its existence.

        Immediately following the distribution of liquidation proceeds to shareholders, PLICO and PLAICO will reinvest the cash proceeds distributed to each of their Accounts by transferring the proceeds from the subaccounts that held Global Income Fund shares to other subaccounts. With respect to each variable contract, PLICO and PLAICO will transfer contract value from the subaccount(s) that held shares of the Global Income Fund to alternative subaccounts available under the contract pursuant to the owner's prior instructions. For variable contracts as to which the owner has not provided transfer instructions, PLICO and PLAICO will transfer contract value to the subaccount that invests in shares of the Oppenheimer Variable Account Funds—Strategic Bond Fund/VA.

        Owners will not incur any transfer fees or other charges under the Plan of Liquidation. All fees and expenses incurred in connection with carrying out the terms of the Plan of Liquidation, including, without limitation (1) expenses associated with the preparation and filing of this Proxy Statement, (2) fees and disbursements of legal counsel and other professionals, (3) postage, printing and proxy solicitation costs, and (4) brokerage commissions and other direct expenses of liquidating portfolio investments, shall be paid by PIA. Oppenheimer may reimburse PIA for certain of these expenses.

Effects on Owners

        The proposed liquidation will not in any way affect owners' rights or the obligations of PLICO and PLAICO under the variable contracts. As of the date of this Proxy Statement, owners may transfer variable contract value out of any subaccount investing in the Global Income Fund free of any otherwise applicable transfer charge at any time without that transfer counting as one of a limited number of transfers permitted during any period or a limited number of transfers permitted during any period free of charge. Likewise, for thirty days following the liquidation, owners may transfer contract value transferred from a subaccount investing in the Global Income Fund out of the subaccount investing in the Oppenheimer Variable Account Funds—Strategic Bond Fund/VA free of any otherwise applicable transfer charge and without that transfer counting as one of a limited number of transfers permitted during any period or a limited number of transfers permitted during any period free of charge.

        Furthermore, the Company has been advised by counsel that, if carried out, the proposed liquidations, followed by the transfers of variable contract value to alternative subaccounts of each Account, will not create any federal income tax liability for owners. Such counsel will deliver to the Company a written opinion to this effect before the proposed liquidation.

        In seeking to ensure that owners will make their own investment decisions as to the reinvestment of their contract values upon liquidation of the Global Income Fund, PLICO and PLAICO are requesting not only voting instructions as to the approval or disapproval of the Plan of Liquidation, but are also requesting transfer instructions from owners as to the reinvestment of their contract values currently allocated to the subaccount of an Account currently invested in shares of the Global Income Fund. Further, as of the liquidation date and on behalf of owners who have not exercised their transfer rights prior to the liquidation date, PLICO and/or PLAICO will take one of two actions: (1) for owners who have provided transfer instructions, PLICO and/or PLAICO will arrange for the transfer of any contract value representing liquidation proceeds to the subaccount(s) selected by the owner in accordance with his or her prior instructions, or (2) for owners who have not provided transfer instructions prior to the liquidation date, PLICO and/or PLAICO will transfer contract value representing liquidation proceeds to the subaccount investing in shares of the Oppenheimer Variable Account Funds—Strategic Bond Fund/VA.

        Shortly after the proposed liquidations, PLICO and PLAICO will send to each owner whose contract value was transferred to a subaccount investing in the Oppenheimer Variable Account Funds—Strategic Bond Fund/VA following the liquidations due to the failure to provide any transfer instructions, a notice (accompanied by a transfer request form and a postage pre-paid return envelope) explaining that their contract values have been automatically transferred and requesting that they send transfer requests in the event that they do not want to remain invested in the Oppenheimer Variable Account Funds—Strategic Bond Fund/VA.

Related Transactions

        In light of Protective Life's decision to have PIA withdraw from the fund management business and cease reimbursing certain expenses of the Company's investment portfolios, the Company's board of directors, including the directors of the Company who are not interested persons (as defined in the 1940 Act) of the Company ("independent directors") approved a plan of reorganization pursuant to which investment portfolios of the Company other than the Global Income Fund (the "Other Funds"), would be acquired by substantially identical funds managed by Goldman Sachs Asset Management, L.P. and Goldman Sachs Asset Management International, the current subadvisers for each of the Other Funds (such funds, the "Goldman Sachs Funds"). The Company's board of directors has called meetings of shareholders of the Other Funds to have shareholders and owners of variable contracts indirectly invested in each Other Fund consider and approve or disapprove the plan of reorganization. The board of directors has recommended to shareholders and such variable contract owners that they approve the plan of reorganization. If approved by shareholders and variable contract owners, the acquisitions would result in the Goldman Sachs Funds replacing the Other Funds as investment options in PLICO's and PLAICO's variable contracts.

Board Evaluation and Approval

        On August 21, and September 5, 2003, the Company's board of directors held meetings called for the purpose of considering, among other things, the circumstances facing the Global Income Fund in light of Protective Life's decision to have PIA exit the fund management business.

        At the meeting, the board of directors considered, among other things, the following information:

  1.
  The fact that there were no suitable alternatives under the variable contracts that would afford the Global Income Fund shareholders and owners a continuity of management in a fund that had a substantially identical investment objective, principal investment strategies and current portfolio composition as the Global Income Fund;

  2.
  Although the Other Funds have counterparts in the Goldman Sachs Funds, the Global Income Fund does not have a counterpart in the trust offering the Goldman Sachs Funds;

  3.
  Under the proposed liquidation of the Global Income Fund, owners having contract values allocated to the Global Income Fund will be encouraged to provide prior instructions as to transferring contract value among a variety of alternative investment options through the transfer instruction process, and if such transfer instructions are not provided, a default transfer option would be available that offers the owners a similar investment objective and strategies with no adverse tax consequences;

  4.
  All direct expenses of the liquidation would be paid by PIA, and not be borne by the Global Income Fund;

  5.
  No fees or charges would be imposed on shareholders or owners in effecting the liquidation; and

  6.
  The opinion of the Company's counsel that consummation of the Plan of Liquidation, followed by the transfers of variable contract value to alternative subaccounts of each Account, will not create any federal income tax liability for owners.

        The board of directors discussed how best to further shareholders' and owners' interests in light of the foregoing information, including consideration of a possible merger of the Global Income Fund with another fund offered as an investment option under the variable contracts. In this regard, the board of directors concluded that because no single comparable fund is offered as an investment option under all of the variable contracts through which the Global Income Fund is offered, the Plan of Liquidation, as distinct from a merger into a designated fund, is in the best interests of the owners, as it allows owners to provide individualized instructions as to the transfer of the Global Income Fund's liquidated assets into other investment options available under the variable contracts without adverse tax consequences to them.

        In connection with the default contract value transfers to subaccounts investing in the Oppenheimer Variable Account Funds—Strategic Bond Fund/VA, the board of directors considered the similarity of investment objectives and strategies of the Oppenheimer Variable Account Funds—Strategic Bond Fund/VA for the period until an owner makes a new investment allocation. The directors noted that the total operating expenses of the Oppenheimer Variable Account Funds—Strategic Bond Fund/VA is less than that of the Global Income Fund.

        Based upon its review, the Company's board of directors concluded that the Plan of Liquidation is in the best interests of the Global Income Fund and its respective shareholders, as well as the owners indirectly invested therein. Accordingly, after consideration of the above and such other factors and information it considered relevant, the board of directors unanimously approved the Plan of Liquidation and voted to recommend to the Global Income Fund's shareholders that they approve the Plan of Liquidation.

        THE BOARD OF DIRECTORS RECOMMENDS THAT OWNERS VOTE "FOR" THE PLAN OF LIQUIDATION.

OTHER INFORMATION

Available Information

        This Proxy Statement sets forth information about the proposed liquidation that an owner should know before voting to approve or disapprove the proposed liquidation. Prospectuses for the other funds available as investment options under the variable contracts (including other funds of the Company), all dated May 1, 2003, have been sent to owners earlier this year. These prospectuses set forth important information about the other funds that an owner should know before providing transfer instructions relating to the reinvestment of their contract values currently allocated to the Global Income Fund. A statement of additional information related to each of the prospectuses for the other funds has been filed with the Securities and Exchange Commission and is available free of charge. Additional copies of the Company's prospectus and the prospectuses of the other funds as well as copies of the various statements of additional information may be obtained without charge by calling PLICO or PLAICO at 1-800                 , or writing to them at 2801 Highway 280 South, Birmingham, Alabama 35223.

Investment Adviser

        PIA, located at 2801 Highway 280 South, Birmingham, Alabama 35223, is the investment manager of the Company and the Global Income Fund. Goldman Sachs Asset Management International ("GSAMI") serves as the subadviser to the Global Income Fund. PIA and GSAMI are each registered as an investment adviser under the Investment Advisers Act of 1940, as amended.

Other Service Providers

        State Street Bank & Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02210, serves as the Company's custodian and transfer, redemption and dividend disbursing agent. In addition, State Street performs certain accounting and administrative services for the Company.

Shareholder Proposals

        As a general matter, the Company does not hold annual meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder's meeting should send their written proposals to the Secretary of the Company, 2801 Highway 280 South, Birmingham, Alabama 35223.

Other Business

        PLICO, PLAICO and the Company know of no other matters to be brought before the Meeting, but should any other matter requiring the vote of shareholders arise, the persons named in the enclosed Voting Instruction Form or other substitute will vote in accordance with their best judgment in the interest of the Company and the Global Income Fund.

Inquiries

        Shareholders or owners may make inquiries by contacting their registered sales representative or by calling PLICO, PLAICO or the Company at 1-800                 , or writing to them at 2801 Highway 280 South, Birmingham, Alabama 35223.

APPENDIX A

PLAN OF LIQUIDATION

PROTECTIVE INVESTMENT COMPANY

PROTECTIVE GLOBAL INCOME FUND

Recitals

This Plan of Liquidation is dated September 5, 2003, by Protective Investment Company (the "Company") on behalf of its separately designated series, the Protective Global Income Fund (the "Global Income Fund").

The Company was incorporated under the laws of the State of Maryland on September 2, 1993, and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. The Company issues a separate class of stock, par value one-tenth of one per cent ($0.001) in six separate series, with each series representing a fractional undivided interest in a particular investment portfolio (each, a "Fund").

Shares of each Fund, including the Global Income Fund, are offered exclusively to certain registered separate accounts of Protective Life Insurance Company ("PLICO") and Protective Life and Annuity Insurance Company ("PLAICO") as funding vehicles for certain variable annuity and variable life insurance contracts (collectively, "variable contracts") they issue. Currently, shares of the Company are held only by separate accounts of PLICO and PLAICO.

Protective Investment Advisors, Inc. ("PIA") is the investment adviser to the Global Income Fund. Goldman Sachs Asset Management International ("GSAMI") serves as subadviser to the Global Income Fund. PIA and GSAMI are each registered as an investment adviser under the Investment Advisers Act of 1940.

The board of directors of the Company (the "Board") has determined that it is in the best interests of the Company, the Global Income Fund, and owners of variable contracts indirectly invested in the Global Income Fund (the "Investors") to liquidate the Global Income Fund (the "Liquidation").

Article I

The Liquidation Date

The final liquidation date ("Liquidation Date") shall be December 19, 2003, or such other date as shall be specified by the Board or the appropriate officers of the Company pursuant to authority granted by the Board.

In the event that trading on the New York Stock Exchange or on another exchange or market on which securities or other investments held by the Global Income Fund is disrupted on the Liquidation Date so that, in the judgment of the Board (or appropriate Company officers acting under the authority of the Board), accurate appraisal of the net assets of the Global Income Fund is impracticable, the Liquidation Date shall be postponed until the first business day after the day on which trading on such exchange or in such market shall have been resumed without disruption.

The Liquidation

Provided that all of the conditions precedent to the Liquidation described in Article III are fulfilled, on the Liquidation Date, the Global Income Fund will distribute its assets to its shareholders by redeeming their shares for cash, and the shares of the Global Income Fund shall be cancelled. The

Global Income Fund shall engage in no other business except to wind up its operations and completely terminate.

Article II

Reinvestment of Proceeds

Immediately following the distribution of liquidation proceeds to shareholders, PLICO and PLACIO will reinvest the cash proceeds distributed to each of their separate accounts pursuant to Article I by transferring the proceeds from the subaccounts that hold Global Income Fund shares to other subaccounts. With respect to each variable contract, PLICO and PLAICO will transfer contract value from the subaccount(s) that held the Global Income Fund shares to alternative subaccounts available under the variable contract pursuant to the Investor's prior instructions. For variable contracts as to which the Investor has not provided transfer instructions, PLICO and PLACIO will transfer contract value to the subaccount that invests in shares of Oppenheimer Variable Account Funds—Strategic Bond Fund/VA.

Article III

Dividend Declaration

By the Liquidation Date, the Global Income Fund will sell its portfolio securities for cash or permit them to mature, reduce any other assets to cash or cash equivalents, pay any liabilities, and the Board (or appropriate Company officers acting under the authority of the Board) will declare and pay a dividend on the Global Income Fund shares representing substantially all of the Global Income Fund's accrued but undistributed net investment income through the Liquidation Date as well as any other dividend necessary to enable the Global Income Fund to avoid any liability for excise taxes.

Other Conditions Precedent to the Liquidation

The Board will call a meeting of the shareholders of the Global Income Fund in order to submit to the shareholders the Plan of Liquidation for their approval or disapproval. Prior to the Liquidation Date, the shareholders of the Global Income Fund shall meet and approve the Plan of Liquidation by the affirmative vote of a majority of the shares entitled to vote at such meeting.

Prior to any meeting of the shareholders of the Global Income Fund, the Company shall distribute to such shareholders entitled to vote at the meeting (and to Investors indirectly invested in such shares) a proxy statement and other proxy materials (including voting instruction forms) that complies in all material respects with the applicable provisions of Section 14(a) of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder. The proxy statement and proxy materials will not contain an untrue statement of material fact nor omit to state a material fact required to be stated therein or necessary to make statements therein not misleading in the context in which they are made.

Prior to the Liquidation Date, the Company will receive an opinion from tax counsel substantially to the effect that no gain or loss will be recognized by owners of variable contracts indirectly invested in the Global Income Fund upon consummation of the Plan of Liquidation, followed by the transfer of variable contract value to alternative subaccounts of any separate account of PLICO and PLAICO.

Article IV

Miscellaneous

At any time prior to the Liquidation Date, the Liquidation may be postponed or abandoned by the Board (or appropriate Company officers acting under the authority of the Board). In the event that it is abandoned, the Plan of Liquidation shall become void and have no effect, without liability on the part of either the Global Income Fund, the shareholders of the Global Income Fund, the Company or the holders of any other series of the Company's shares.

The Board may authorize variations from, or amendments of, the provisions of this Plan of Liquidation (other than the terms of the liquidating distributions contained in Article I hereof) that it deems necessary or appropriate to effect the distributions in cancellation and redemption of the Global Income Fund's shares and the liquidation and termination of the Global Income Fund's existence.

PIA will pay the expenses of carrying out the Liquidation, including, without limitation, (1) expenses associated with the preparation and filing of a proxy statement relating to the Liquidation, (2) fees and disbursements of legal counsel and other professionals, (3) postage, printing and proxy solicitation costs, and (4) brokerage commissions and other direct expenses of liquidating portfolio investments.

As soon after the Liquidation Date as is reasonably practicable, the Company will: (1) prepare and file all federal and other tax returns and reports of the Global Income Fund required by law with respect to all periods ending on or before the Liquidation Date, (2) pay all federal and other taxes due on, but not paid by, the Liquidation Date, (3) prepare and file any other required regulatory reports, including, but not limited to, any Form N-SAR Report and Rule 24f-2 notices with respect to the Global Income Fund, and (4) take any other steps necessary or proper to effect the termination or dissolution of the Global Income Fund under federal or state law, including filing Articles Supplementary with the Maryland Department of Assessments and Taxation to eliminate the total number of shares of stock allocated to the Global Income Fund and decrease, by an identical amount, the aggregate number of shares of stock the Company has authority to issue.

The Plan of Liquidation and all amendments hereto shall be governed by and construed in accordance with the laws of the State of Maryland.

PROTECTIVE INVESTMENT COMPANY
VOTING INSTRUCTIONS FOR SPECIAL SHAREHOLDERS MEETING
TO BE HELD DECEMBER [2], 2003

LABEL BELOW FOR MIS USE ONLY!
PO# N-8680
PROTECTIVE LIFE #754
ORIGINAL EZVOTE 9-17-03 JA
STEPHANIE (PROLEZF)

PROTECTIVE GLOBAL INCOME FUND INSURANCE COMPANY NAME PRINTS HERE	THESE VOTING INSTRUCTIONS ARE SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF PROTECTIVE INVESTMENT COMPANY

The undersigned hereby instructs the above-referenced insurance company (the "Company") to represent and vote the number of shares of the Protective Global Income Fund (the "Fund") represented by the number of votes attributable to the undersigned's variable annuity contract or variable insurance contract as of September 30, 2003 at the Special Meeting of Shareholders of the Fund (the "Meeting") to be held on December [2], 2003, at 10 a.m. Central Time at the Protective Life Corporation Building, 2nd floor, Training Room A, 2801 Highway 280 South, Birmingham, Alabama 35223, upon the matters below as set forth in the Notice of Special Meeting of Shareholders and the Proxy Statement.

All previous voting instructions with respect to the Meeting are revoked. Receipt of the Proxy Statement dated October     , 2003 is acknowledged by your execution of these voting instructions. Mark, sign, date, and return these voting instructions in the addressed envelope—no postage required.

VOTES OF CONTRACT OWNERS FOR WHICH NO VOTING INSTRUCTIONS ARE RECEIVED WILL BE VOTED IN THE SAME PROPORTION AS THE VOTES OF CONTRACT OWNERS FOR WHICH VOTING INSTRUCTIONS ARE RECEIVED. THESE VOTING INSTRUCTIONS MAY BE REVOKED AT ANY TIME PRIOR TO THE MEETING(S) BY NOTIFYING THE COMPANY OR THE SECRETARY OF THE COMPANY IN WRITING.

Please fill in box(es) as shown using black or blue ink or number 2 pencil.
PLEASE DO NOT USE FINE POINT PENS ☒

THESE VOTING INSTRUCTIONS WILL BE VOTED AS INSTRUCTED ON THE MATTERS SET FORTH BELOW. I REALIZE IF I SIGN THIS VOTING INSTRUCTION FORM WITHOUT CHECKING A BLOCK WITH RESPECT TO THE BELOW PROPOSALS, MY TIMELY RETURN OF THIS VOTING INSTRUCTION FORM WILL BE DEEMED TO BE AN INSTRUCTION TO VOTE IN FAVOR OF THE PLAN OF LIQUIDATION OF THE FUND. UPON ALL OTHER MATTERS, THE COMPANY SHALL VOTE ACCORDING TO ITS BEST JUDGMENT. In its discretion, the Company is authorized to vote upon such other business as may properly come before the Meeting(s) and any adjournments or postponements thereof unless otherwise prohibited by the undersigned. Contract owners wishing to vote in accordance with the Board of Directors' recommendation need only sign and date this Voting Instruction Form and return it in the envelope provided.

		FOR	AGAINST	ABSTAIN
1.	To approve or disapprove the Plan of Liquidation of the Fund.	☐	☐	☐
2.	In the discretion of the Company, it is authorized to vote upon such other business as may properly come before the Meeting(s) or any adjournment thereof.	☐	☐	☐
Date: _____________________, 2003
Please be sure to sign and date voting instructions

Contract owner(s) sign here	(Please sign in Box)
Please sign exactly as name appears to the left. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If signing for a corporation, please sign in full corporate name by authorized person. If a partnership, please sign in partnership name by authorized person.

DO NOT MAIL WITH PROXY. RETURN IN PROTECTIVE LIFE ENVELOPE ONLY.

Protective Life Insurance Company™
Protective Life and Annuity Insurance Company
Post Office Box 1064B/Birmingham, Alabama 35202
Toll Free: 800-456-6330 / FAX: 205-268-3151

LIFE AND ANNUITY DIVISION

Owner's Name: ____________________________    Contract Number: ____________________________

The Protective Investment Company Global Income Fund will be liquidated on December 19th, 2003. Unless instructed otherwise, all assets will be transfered to the Oppenheimer Strategic Bond Fund/VA at that time.

Please DO NOT RETURN this form if:

  1.
  You wish to participate in the fund transfer described above; or

  2.
  You wish to transfer funds out of the PIC Global Income Fund prior to December 19th.

Transfer From Account:

Fund Manager	Fund Name	$ or %

Protective Investment Company	Global Income	100%

Transfer To Account:

Fund Manager	Fund Name	$ or %

Transfer allocations defined on this form will be held and made effective on December 19th, 2003.

SIGNATURES

Owner's Signature and Date	Joint Owner's Signature and Date
*Not authorized in New York	LAD-1186, Created 10/03

DO NOT MAIL WITH PROXY. RETURN IN PROTECTIVE LIFE ENVELOPE ONLY.

QuickLinks

PROTECTIVE LIFE INSURANCE COMPANY
2801 Highway 280 South Birmingham, Alabama 35223
PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY
2801 Highway 280 South Birmingham, Alabama 35223
GENERAL VOTING INFORMATION
THE PROPOSAL
OTHER INFORMATION
PLAN OF LIQUIDATION PROTECTIVE INVESTMENT COMPANY PROTECTIVE GLOBAL INCOME FUND Recitals
Article I The Liquidation Date
The Liquidation
Article II Reinvestment of Proceeds
Article III Dividend Declaration
Other Conditions Precedent to the Liquidation
Article IV Miscellaneous